SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                 August 17, 2000

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.

                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                     033-99514               41-1810301
(State of Incorporation)      (Commission File Number)     (IRS Employer
                                                            Identification No.)



        600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
                    (Address of principal executive offices)


                                 (612) 417-5645
              (Registrant's telephone number, including area code)







                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K


Item 7.        Financial Statements and Exhibits

                Ex. 20a Series 1997-1 July Certificateholders' Statement

                Ex. 20b       Series 1997-2 July Certificateholders' Statement

                Ex. 20c       Series 1998-2 July Securityholder's Statement

                Ex. 20d       Series 1998-3 July Securityholder's  Statement

                Ex. 20e       Series 1999-1 July Securityholder's Statement

                Ex. 20f       Series 1999-2 July Securityholder's Statement

                Ex. 20g       Series 1999-3 July Securityholders's Statement

                Ex. 20h       Series 2000-1 July Securityholder's Statement


                                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRIS RECEIVABLES, INC.



                                     By/s/ Ralph A. Than
                                           Ralph A. Than
                                           Senior Vice President, Treasurer




Dated:  August 17, 2000